SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 13, 1998


                            THERMOENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

                         Arkansas 333-21613 71-00659511
       (State or other jurisdiction (Commission file number) (IRS employer of incorporation) identification No.)


           323 Center Street, Suite 1300, Little Rock, Arkansas, 72201 (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (501) 376-6477





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Item 5. Other Events.

1. On December 29, 1997, the Registrant filed a Notification of Late Filing on Form 12b-25 with respect to its Annual Report on Form 10-K for the fiscal year ended September 30, 1997. The Registrant has been unable to obtain financing necessary to engage its independent auditors and is unable to provide the finanical information required by Form 10-K at this time.

2. On January 12, 1998, the Registrant filed a Request for Withdrawal of its registration statement on Form SB-2, Registration No. 333-21613, as amended ("Registration Statement"), that was originally filed with the Securities and Exchange Commission on February 12, 1997. The Company is withdrawing the Registration Statement because it does not intend to conduct the offering of shares of Common Stock and Warrants contemplated in the Registration Statement. No shares of Common Stock of the Company or Warrants have been issued or sold under the Registration Statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  None.


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                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 THERMOENERGY CORPORATION



Date: January 13, 1998                           By:  /s/ Dennis Cossey
                                                    -------------------
                                                    Chairman of the Board and
                                                    Chief Executive Officer
















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